EATON VANCE GLOBAL SMALL-CAP EQUITY FUND

Supplement to Statement of Additional Information dated March 1, 2019

The following is added as the second paragraph under “Information about BMR and Eaton Vance.” in “Investment Advisory and Administrative Services”:

Effective October 21, 2019, EVAIL uses the portfolio management, research and other resources of its affiliate, Eaton Vance Global Advisors Limited (“EVGA”), in rendering investment advisory services to the Fund. EVGA and EVAIL are subsidiaries of EVC. EVGA is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. EVGA has entered into a Memorandum of Understanding (“MOU”) with EVAIL pursuant to which EVGA is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. Pursuant to this arrangement, investment professionals from EVGA may render portfolio management, research and other services to the Fund subject to supervision by EVAIL.

October 18, 2019